UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
May 18, 2009 (May 12, 2009)
LINN ENERGY, LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

600 Travis, Suite 5100
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
(281) 840-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former names or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 12, 2009, Linn Energy, LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets Corporation, Citigroup Global Markets Inc. and Barclays Capital Inc., as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company sold 5,500,000 units representing limited liability company interests in the Company (the “Units”) at a price of $16.25 per Unit ($15.60 per Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 825,000 Units on the same terms as those Units sold by the Company to cover over-allotments, if any. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-159125) of the Company, as supplemented by the Prospectus Supplement dated May 13, 2009 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on May 13, 2009. Closing of the sale of the Units occurred on May 18, 2009.
The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Company also agreed not to issue units or securities convertible into units for a period of 60 days after May 12, 2009, without the prior consent of the representatives of the Underwriters.
     The summary of the Underwriting Agreement set forth in this Section 1.01 does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
10.1	Underwriting Agreement, dated May 12, 2009, among Linn Energy, LLC, RBC Capital Markets Corporation, Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009	LINN ENERGY, LLC
	By:	/s/ Charlene A. Ripley
Charlene A. Ripley
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Underwriting Agreement, dated May 12, 2009, among Linn Energy, LLC, RBC Capital Markets Corporation, Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named therein